EXHIBIT 32.1
Certification of Chief Executive Officer and Chief Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)
     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Inter-Tel (Delaware), Incorporated (“Company”), does hereby certify, to such officer’s knowledge, that:
     The Quarterly Report on Form 10-Q for the fiscal period ended September 30, 2006 (“Form 10-Q”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ NORMAN STOUT
Date: November 9, 2006	Norman Stout
Director and Chief Executive Officer (Principal Executive Officer)

/s/ KURT R. KNEIP
Date: November 9, 2006	Kurt R. Kneip,
Sr. Vice President and Chief Financial Officer (Principal Financial Officer)